UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2021
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

974 Centre Road, Building 735
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(302) 485-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

    On May 7, 2021, Corteva, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 16, 2021, the record date for the annual meeting, 740,638,091 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 640,686,512 shares of common stock were voted in person or by proxy, representing 86.50 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company's 2021 Proxy Statement.

Proposal 1 - Election of Directors. The Company’s stockholders elected the following 13 nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected or appointed.

Director	For	Against	Abstain	Broker Non-Votes
Lamberto Andreotti	556,243,747	18,142,675	884,313	65,415,777
James C. Collins, Jr.	571,180,769	3,286,145	803,821	65,415,777
Klaus A. Engel Ph.D.	569,449,117	4,944,430	877,188	65,415,777
David C. Everitt	539,163,616	35,217,108	890,011	65,415,777
Janet P. Giesselman	485,760,880	88,654,946	854,909	65,415,777
Karen H. Grimes	571,473,014	2,955,390	842,331	65,415,777
Michael O. Johanns	562,949,696	11,410,156	910,883	65,415,777
Rebecca B. Liebert Ph.D.	568,304,249	6,058,540	907,946	65,415,777
Marcos M. Lutz	569,770,395	4,587,475	912,865	65,415,777
Nayaki Nayyar	565,314,618	9,065,608	890,509	65,415,777
Gregory R. Page	522,645,096	51,709,024	916,615	65,415,777
Kerry J. Preete	571,503,459	2,902,612	864,664	65,415,777
Patrick J. Ward	569,683,990	4,695,334	891,411	65,415,777

Proposal 2 - Advisory vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
538,943,529	34,458,663	1,868,543	65,415,777

Proposal 3 - Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.

For	Against	Abstain
607,491,656	32,373,278	821,578

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Brian Titus
Name:	Brian Titus
Title:	Vice President and Controller

May 11, 2021